                                                                  RULE 424(B)(3)
                                                              FILE NO. 333-20667
                                                                AUTONATION, INC.

   SUPPLEMENT NO. 6 DATED JUNE 30, 1999 TO PROSPECTUS DATED FEBRUARY 4, 1997

     In order to reflect certain transfers and sales of Common Stock by certain Selling Stockholders, the table of Selling Stockholders in the Selling Stockholders section of the Prospectus is hereby supplemented as follows:

                                                             SHARES BENEFICIALLY   SHARES TO BE OFFERED
                                                               OWNED PRIOR TO         FOR THE SELLING
                    SELLING STOCKHOLDER                         THE OFFERING       STOCKHOLDER'S ACCOUNT
                    -------------------                      -------------------   ---------------------
Steve R. Berrard and.......................................         12,500                 12,500
Thomas W. Hawkins Co-Trustees
Irrevocable Trust DTD 4-11-97
U-A Megan Rachal Berrard
Steve R. Berrard and.......................................         12,500                 12,500
Thomas W. Hawkins Co-Trustees
Irrevocable Trust DTD 4-11-97
U-A Michelle Renee Berrard